WEYERHAEUSER Exhibit 99.1 June 2013 Strategic Announcements

Forward-Looking Statements
Forward-Looking Statements and Non-GAAP
Financial Measures
This presentation contains statements concerning the company's, Longview's and the combined company's future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, with respect to future prospects, developments, business strategies, closing of the acquisition, financing the acquisition, benefits and impacts of the acquisition (including cost savings, operational and other synergies and impacts on revenues, earnings, cash flow and funds from operations and funds available for distribution), capital structure, potential transactions involving
WRECO or the structure of any such transaction (if any),dividend increases and harvests and export markets. The words “anticipate,”
“believe,” “could,” “will,” “plan,” “expect” and “would” and similar terms and phrases, including references to assumptions, have been used in this presentation to identify forward-looking statements. These forward-looking statements are made based on management’s expectations and beliefs concerning future events of us, Longview and the combined company and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond the company’s control. Many factors could cause the actual results to differ materially from those projected including, without limitation, the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S. dollar, market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions, performance of our manufacturing operations, including maintenance requirements, the  level of competition from domestic and foreign producers, the successful execution of our internal performance plans, including restructurings and cost reduction initiatives, raw material prices, energy prices, the effect of weather, the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters, transportation costs, federal tax policies, the effect of forestry, land use, environmental and other governmental regulations, legal proceedings, performance of pension fund investments and related derivatives, the effect of timing of retirements and changes in market price of our common stock on charges for share-based compensation, changes in accounting principles and the other risk factors described under "Risk Factors" in our annual report on Form 10-K filed with the SEC on February 19, 2013 and the matters described in our quarterly report on Form 10-Q for the quarter ended March 31, 2013 and our Current Report on Form 8-K dated
June 17, 2013, in each case filed with the SEC. These forward-looking statements are based on various assumptions and may not be accurate because of risks and uncertainties surrounding these assumptions.  Factors listed above, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on company operations or financial condition. The company will not update these forward-looking statements after the date of presentation. Nothing on our website is included or incorporated by reference herein.
Included in this presentation are certain non-GAAP financial measures, including EBITDA and FAD, designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Our non-GAAP financial measures are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the metrics of calculation. For a reconciliation of net earnings (loss) to EBITDA and cash provided by operating activities to FAD, see the Appendix to this presentation.
Non-GAAP Financial Measures

Participants
DAN FULTON:
President & Chief Executive Officer
PATTY BEDIENT:
Executive Vice President &
Chief Financial Officer
DOYLE SIMONS:
Weyerhaeuser Board Member
President & Chief Executive Officer,
effective August 1, 2013
TOM GIDEON:
Executive Vice President
Timberlands

Strategic Announcements
•
Weyerhaeuser acquires approximately 645,000 acres of high-
quality timberlands in Washington and Oregon (Longview
Timber LLC)
•
Board intends to raise quarterly dividend per share by 10%
from $0.20 to $0.22 in August, payable in September, in
conjunction with and subject to completion of the acquisition
•
Board authorizes exploration of strategic alternatives for
Weyerhaeuser Real Estate Company (WRECO)
•
Doyle Simons appointed president and chief executive officer, effective Aug. 1, 2013
– Serving as CEO Elect, effective immediately

Longview Timber: Transaction Summary
• Agreed to acquire approximately 645,000 acres of high-
quality timberlands in WA and OR (Longview Timber LLC)
• Purchase price of $2.65B (includes the assumption of
debt)
• Transaction structured as stock purchase
Transaction
and Purchase Price
• Contemplate raising $2.45B Weyerhaeuser equity and
long-term debt issuance
• Mix of ~50% equity and ~50% debt
• Financing supported by a committed senior unsecured
bridge facility from Morgan Stanley
Financing Plan
• Closing of acquisition expected in July 2013
Timing
• In conjunction with and subject to completion of
acquisition, Board intends to raise the quarterly dividend
per share by 10% from $0.20 to $0.22 per share
Dividend Increase

Compelling Strategic Rationale
•
Unique, high-value timberlands, predominantly west of the
Cascade mountain range
•
Leverages Weyerhaeuser’s core competencies (logistics,
silviculture, marketing & merchandising)
•
Expect approximately $20 million in annual cost and
operational synergies
•
Expected to be immediately accretive to FAD per share
•
Board intends to raise quarterly dividend per share by 10%
from $0.20 to $0.22 in conjunction with the transaction
•
Enhances ability to further increase the dividend

Weyerhaeuser
Longview Timber
WASHINGTON
Seattle
Portland

Longview Timber:
Unique, High-Value Timberlands
High-value timber holdings
with scale
•
Predominantly west of the Cascade
mountain range (>90% of value)
•
Highly complementary and
contiguous with Weyerhaeuser
timberlands
•
Favorable age class
•
Primarily Douglas fir

Age Class Distribution
Total Volume (mbf)
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
00
01-05
06-10
11-15
16-20
21-25
26-30
31-35
36-40
41-45
46-50
51-55
56-60
61-65
66+

Longview Timber: Property Description
•
Productive lands
• Vast majority of combined commercial
forest area in high site class
•
Favorable age class distribution
• Opportunity for high front-end harvest
• Older age classes provide export-
quality logs
•
Superior logging operability
• Flatter terrain
• Well-roaded
Source:  Management Estimates
Age Class

Douglas fir
66%
Hemlock
20%
Other
14%
Commercial Forest Area Timber Species

U.S. West Coast Timberlands: Higher Value
Than Other Geographies
•
Highly productive lands with significant
merchantable volume
•
Predominantly managed for saw timber
•
Access to both domestic and export markets
•
Douglas fir a preferred species with unique
attributes
– High strength and stiffness for its weight
– Used for residential construction and industrial purposes

Increases Strategically Located Timberlands
with Access to Export
• Advantaged in international log
markets
– Strategically located West Coast
timberlands
– Well-developed infrastructure and sales
relationships
– Approximately 20% of Timberlands
revenue from export log sales
• Uniquely valued in premium
Japanese market for post and
beam houses
– Log size large enough to meet market
requirements
– Attractive color and grain

Japan
78%
China
15%
Korea
7%
WY 2012 Export Log Revenues

Compelling Cost and Operational Synergies –
Approximately $20 Million
•
Expect to reach annual synergies of approximately $20 million within two years of closing
• Leverage scale infrastructure and logistics
• Increased high-value export logs
• Enhanced harvest flexibility
– Immediate/Near-Term: Reduced operating and G&A costs, and
improved marketing and revenue opportunities
– Longer-Term: Apply silviculture and forestry expertise to
improve productivity and enhance value

Enhancing Weyerhaeuser’s Timberlands Exposure
•
Total timberlands holdings rise to approx. 7 million acres
•
Growing Pacific Northwest acreage by 33%
•
Pacific Northwest will increase to almost 40% of total acreage
Source:  Management Estimates
Pacific Northwest Timberlands Holdings
Acres (millions)
0
0.5
1
1.5
2
2.5
3
Q1'13
Longview Timber
WY Current Holdings

13 0 1 2 3 4 5 6 7 Acres (millions) Other Pacific Northwest (west of Cascades) Public Timber REIT Ownership By Geography Longview Timber Source: WY, 2012 10Ks

Longview Timber LLC – GAAP Reconciliation
Source:  First Quarter 2013 Financial Statements for Longview Timber LLC
First Quarter 2013 (in millions)
Longview EBITDA
1
$43.1
Depletion, depreciation & amortization (32.1)
Total other expense, net (primarily interest expense)
(14.9)
Provision for taxes (0.7)
Net earnings (loss) (GAAP) ($4.6)
Longview FAD
2
$20.4
Cash provided by (used in) investing activities 0.8
Cash provided by operating activities (GAAP) $21.2
1. EBITDA is defined as net income adjusted for taxes, other income (expense), depletion, depreciation and amortization. EBITDA is a non-
GAAP measure that management uses to evaluate the performance of the company. EBITDA should not be considered in isolation from and is not intended to represent an alternative to GAAP results.
2. Funds Available for Distribution (FAD) is defined as cash provided by operating activities less cash provided by investing activities. FAD  is a non-GAAP measure that management uses to evaluate the cash flows of the company. FAD should not be considered in isolation from and is not intended to represent an alternative to GAAP results.

Financing Strategy
•
Expect to raise $2.45 billion in conjunction with the
acquisition
– Approximately 50% equity and 50% debt
•
Committed senior unsecured bridge facility from
Morgan Stanley
•
Weyerhaeuser remains committed to an investment-
grade credit rating
•
Strong capital structure supports a sustainable and
growing dividend

Weyerhaeuser Recent Quarterly Dividend History
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.15
$0.15
$0.17
$0.17
$0.20
$0.22
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13E

Enhances Weyerhaeuser’s Ability to
Increase Dividend
•
Weyerhaeuser remains committed to a sustainable,
growing dividend
•
Board intends to increase dividend per share by 10% from
$0.20 to $0.22 in August 2013, payable in September 2013
•
Longview Timber cash flows and synergies support ability to
further increase dividend

•
Unique, high-value timberlands, predominantly west of the
Cascade mountain range
•
Leverages Weyerhaeuser’s core competencies (logistics,
silviculture, marketing & merchandising)
•
Expect approximately $20 million in annual cost and
operational synergies
•
Expected to be immediately accretive to FAD per share
•
Board intends to raise quarterly dividend per share by 10%
from $0.20 to $0.22 in conjunction with the transaction
•
Enhances ability to further increase the dividend
Longview Timber Acquisition Summary

Weyerhaeuser Real Estate Company (WRECO)
• Board authorizes exploration of strategic alternatives for
Weyerhaeuser Real Estate Company (WRECO)
• WRECO is one of the 20 largest homebuilders in the
country, located in some of the fastest-growing markets
• Alternatives include, but not limited to, continuing to
operate WRECO, merger, sale or spin-off
• Prudent time to explore strategic alternatives given
improving housing market fundamentals
Maximizing the Value of Our Homebuilding and
Real Estate Development Business for Shareholders

Strategic Announcements
• Weyerhaeuser acquires approximately 645,000 acres of
high-quality timberlands in Washington and Oregon
• Board intends to raise quarterly dividend from
$0.20 to $0.22 per share in August, payable in September,
in conjunction with the acquisition
• Board authorizes exploration of strategic alternatives for
Weyerhaeuser Real Estate Company (WRECO)
• Doyle Simons appointed president and chief executive
officer, effective Aug. 1, 2013
– Serving as CEO Elect, effective immediately
Maximizing Value for Shareholders

WEYERHAEUSER

South
Private forest land
Public forest land
Nonforest

U.S. TIMBERLAND:
West Coast has highest values
•
Pacific Northwest region has two distinct zones: Coast and Inland
•
West Coast dominated by Douglas fir, a preferred species in export and domestic markets
•
Majority of sawtimber in the Inland and South goes to domestic mills
U.S. FORESTLAND REGIONS
West
Inland
West Coast